FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 14, 2003


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                  000-24946                     86-0649974
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 269-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On Wednesday, April 16, 2003, Knight Transportation, Inc., an Arizona corporation (the "Company"), will release first quarter earnings results after the close of the market and will be holding a live conference call with certain financial analysts to discuss the earnings release and other matters on Thursday, April 17, 2003, at 1:00 p.m. PDT, or 4:00 p.m. EDT. Attached as
Exhibit 99.1 is the Company's press release announcing its earnings release and instructions on how to listen to the live conference call.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits.

       99.1 Knight Transportation, Inc. press release announcing the release date of first quarter earnings and live conference call.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     See Item 5, above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNIGHT TRANSPORTATION, INC.


Dated: April 14, 2003                   /s/ Timothy M. Kohl
                                        ----------------------------------------
                                        Timothy M. Kohl
                                        Executive Vice-President, Secretary, and
                                        Chief Financial Officer